                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
Performance Results..............................  5
Portfolio of Investments.........................  6
Statement of Assets and Liabilities..............  9
Statement of Operations.......................... 10
Statement of Changes in Net Assets............... 11
Financial Highlights............................. 12
Notes to Financial Statements.................... 13

VFM SAR 4/97

                             LETTER TO SHAREHOLDERS
March 21, 1997

Dear Shareholder,
    As mentioned in your previous
report, VK/AC Holding, Inc., the parent
company of Van Kampen American Capital,
Inc., was acquired by Morgan Stanley
Group Inc., a world leader in asset                  [PHOTO]
management and investment banking. The
transaction was completed in October,
and we look forward to exploring the
opportunities it creates for investors.
As part of the acquisition, Van Kampen     DENNIS J. MCDONNELL AND DON G. POWELL
American Capital became the distributor
of Morgan Stanley retail funds on January 2, 1997.
    More recently, on February 5, 1997, it was announced that Morgan Stanley Group Inc. and Dean Witter, Discover & Co. agreed to merge. The combined company will be a preeminent global financial services firm, with leading market positions in securities, asset management and credit services. As the financial industry continues to witness unprecedented consolidations and new partnerships, we believe those firms that want to offer investors the greatest opportunities and services in the next century must be market leaders in all facets of their business.

ECONOMIC REVIEW

    Due to fears that strong economic growth would trigger higher inflation and cause the Federal Reserve Board to raise interest rates, bond prices dropped sharply in the first few months of 1996. The Fed ultimately decided to take no action, however, and bond prices responded with a rally in May. The rally continued through the latter part of 1996, with bonds regaining much of the loss they had experienced earlier in the year. Election-year politics further strengthened the municipal market; the flat federal income tax proposal lost support, and the status quo of a split government (a Democratic president and a Republican Congress) was maintained.
    Fixed-income prices showed some volatility in the first two months of 1997, but remained unchanged from year end. During the six-month reporting period, municipal bond yields decreased an average of 25 basis points. In comparison, taxable yields decreased 30 to 35 basis points over the same period. The Trust performed well in this environment in which interest rates declined and the price of bonds increased.

                                                           Continued on page two

FUND STRATEGY

We employed the following strategies in managing the Trust:
- We invested 75 percent of the Trust's long-term investments in AAA-rated securities as of February 28, 1997. Typically, we attempt to balance the rating distribution by exchanging a portion of these holdings for lower-rated, higher-yielding assets. While the AAA-rated securities provide safety of principal and total return opportunities, lower-rated and non-rated bonds provide income potential and tend to exhibit lower price volatility as interest rates change. The value of Trust shares will fluctuate.

    The majority of the Trust's AAA-rated holdings, however, are owned at yields much higher than what is currently available in the tax-exempt market. As we identify lower-rated bonds, they will be purchased to replace the higher-quality, AAA-rated bonds that are subject to early redemption in the near future.

                                  [PIE CHARTS]

    Portfolio Composition by Credit Quality as of February 28, 1997

        AAA .......................... 75.4%
         AA .......................... 11.0%
          A ..........................  4.2%
        BBB ..........................  7.4%
         NR ..........................  2.0%

- Rather than focusing on market timing, we attempt to identify securities that we believe will outperform within a sector and which can be acquired at an attractive price. This "bottom-up" approach to security selection, aided by our research team, provides significant added value to the portfolio.

- We adjusted the Trust's duration to seek to manage volatility. Duration, which is expressed in years, is a measurement of the portfolio's volatility to interest rate movements. Portfolios with shorter durations tend to perform better when interest rates are rising. At the end of the period, the Trust's duration stood at 5.21 years, comparatively shorter than the Lehman Brothers Municipal Bond Index benchmark of 7.59 years. While the shorter duration boosted the Trust's performance in the first half of 1996, it prevented the Trust from taking full advantage of the decline in interest rates during the latter half.

                                                         Continued on page three

                                   Bar Graph

Six-month Dividend History

For the Period Ended February 28, 1997


Sep. 1996 ....................  $.0875
Oct. 1996 ....................  $.0875
Nov. 1996 ....................  $.0875
Dec. 1996 ....................  $.0875
Jan. 1997 ....................  $.0875
Feb. 1997 ....................  $.0875

PERFORMANCE SUMMARY

    We are pleased to report that the Van Kampen American Capital Florida Quality Municipal Trust continued its positive performance over the first half of its fiscal year. For the six-month period ended February 28, 1997, the Trust generated a total return at market price of 3.94 percent(1), including reinvestment of income dividends totaling $.525 per share. The Trust offered a tax-exempt distribution rate of 6.22 percent(3), based on the closing common stock price of $16.875 per share on February 28, 1997. Because income from the Trust is exempt from federal income tax and the Florida Intangibles Tax, this distribution rate represents a yield equivalent to taxable investment earning
9.72 percent(4) (for Florida investors in the 36 percent federal income tax bracket).

TOP 5 PORTFOLIO INDUSTRY HOLDINGS BY SECTOR*
                                                                   AS OF
                                                             FEBRUARY 28, 1997
Water and Sewer.........................................           20.7%
Health Care.............................................           19.4%
Retail Electric/Gas/Telephone...........................           16.1%
General Purpose.........................................           11.7%
Single Family Housing...................................            7.9%

*As a Percentage of Long-Term Investments

MUNICIPAL MARKET OUTLOOK

    Florida enjoyed above-average population growth along with strong employment growth, which contributed to a solid state economy in 1996. As corporations continue to relocate to the state, we expect Florida's economy to remain robust. Rising population and growing infrastructure needs will result in increased needs for external financing.

                                                         Continued on page four

    Nationwide, we continue to see signs of a strengthening economy. As a result, we believe it is more likely that interest rates will rise rather than decline, although we do not expect to see a drastic move in either direction. We are, however, maintaining a slightly defensive posture with the Trust by maintaining a relatively short duration in the event of an increase in interest rates.
    Relatively stable interest rates are favorable for the leveraged structure of our closed-end funds, which involves borrowing short term funds to purchase long term municipal securities. The leveraged capital structure of the Trust has continued to provide common shareholders with above-market levels of dividend income. It should be noted, however, that a significant rise in short-term interest rates would have an unfavorable effect on the dividend-paying ability of the common shares, and could also negatively impact the price.
    We believe the Trust is positioned to perform well in the coming months, and do not anticipate major changes in the portfolio's characteristics. We will continue to balance the Trust's total return and dividend income. At the same time, we seek to manage the volatility of the Trust by adjusting the duration when necessary, and to continue to add value through security selection. Thank you for your confidence in Van Kampen American Capital and in your Trust's management team.

Sincerely,

[sig]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[sig]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

                                               Please see footnotes on page five

           PERFORMANCE RESULTS FOR THE PERIOD ENDED FEBRUARY 28, 1997

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST
                           (NYSE TICKER SYMBOL--VFM)

COMMON SHARE TOTAL RETURNS
Six-month total return based on market price(1)...........    3.94%
Six-month total return based on NAV(2)....................    5.37%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock price(3).    6.22%
Taxable-equivalent distribution rate as a % of closing
common stock price(4).....................................    9.72%

 SHARE VALUATIONS

Net asset value...........................................  $ 16.79
Closing common stock price................................  $16.875
Six-month high common stock price (01/09/97)..............  $17.125
Six-month low common stock price (10/31/96)...............  $16.500
Preferred share rate(5)...................................   3.425%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

Market forecasts provided in this report may not necessarily come to pass.

                            PORTFOLIO OF INVESTMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          FLORIDA  94.7%
$ 1,000   Bay Cnty, FL Sch Brd Ctfs Partn (AMBAC Insd)....   6.750%  07/01/12   $  1,117,970
  1,450   Cape Canaveral, FL Hosp Dist Rev Ctfs (AMBAC
          Insd)...........................................   6.875   01/01/21      1,580,326
  1,135   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/13        411,619
  3,205   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/14      1,084,027
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/15      1,263,297
  4,005   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/16      1,178,191
  2,000   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/17        548,700
  1,960   Cape Coral, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (MBIA Insd)...........................       *   10/01/18        501,486
  1,000   Charlotte Cnty, FL Util Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................   6.875   10/01/21      1,120,210
  1,000   Clay Cnty, FL Hsg Fin Auth Rev Single Family Mtg
          (GNMA Collateralized)...........................   6.500   09/01/21      1,022,860
  1,280   Dade Cnty, FL Hlth Fac Auth Hosp Rev North Shore
          Med Cent Proj Rfdg (Prerefunded @ 08/15/02)
          (AMBAC Insd)....................................   6.000   08/15/10      1,369,190
  4,000   Dade Cnty, FL Hlth Fac Auth Hosp Rev South Miami
          Hosp Proj Ser A (Prerefunded @ 10/01/01) (AMBAC
          Insd)...........................................   6.750   10/01/20      4,453,160
    130   Dade Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Ser E Rfdg (GNMA Collateralized)................   7.000   03/01/24        136,144
 20,445   Dade Cnty, FL Spl Oblig Rfdg Cap Apprec Bond Ser
          B (AMBAC Insd)..................................       *   10/01/28      2,992,944
 16,125   Dade Cnty, FL Spl Oblig Rfdg Cap Apprec Bond Ser
          B (AMBAC Insd)..................................       *   10/01/29      2,213,801
  1,000   Dade Cnty, FL Wtr & Swr Sys Rev Rfdg (FGIC
          Insd)...........................................   5.000   10/01/13        958,060
  1,000   Daytona Beach, FL Wtr & Swr Rev Rfdg (AMBAC
          Insd)...........................................   5.750   11/15/10      1,030,330
  2,000   Dunedin, FL Hosp Rev Mease Hlthcare (Prerefunded
          @ 11/15/01) (MBIA Insd).........................   6.750   11/15/21      2,230,980
  1,000   Escambia Cnty, FL Hlth Fac Auth Hlth Fac Rev
          Baptist Hosp & Baptist Manor....................   6.750   10/01/14      1,055,540
  1,000   Escambia Cnty, FL Pollutn Ctl Rev Champion Intl
          Corp Proj.......................................   6.900   08/01/22      1,068,990
  5,975   Florida Hsg Fin Agy Home Ownership Mtg..........   8.595   11/01/18      6,528,464
  2,000   Florida Hsg Fin Agy Homeowner Mtg Ser 3.........   6.350   07/01/28      2,044,580
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................   6.150   07/01/25      1,009,350
  1,000   Florida Hsg Fin Agy Hsg Brittany Rosemont Ser G1
          (AMBAC Insd)....................................   6.250   07/01/35      1,008,510
  2,250   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          (Prerefunded @ 06/01/01)........................   6.750   06/01/21      2,475,922
    975   Florida St Brd Edl Cap Outlay Pub Edl Ser A
          Rfdg............................................   7.250   06/01/23      1,069,234

                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 1,025   Florida St Brd Edl Cap Outlay Pub Edl Ser A Rfdg
          (Prerefunded @ 06/01/00)........................   7.250%  06/01/23   $  1,136,254
  1,650   Florida St Muni Pwr Agy Rev Pwr Supply Rfdg
          (Prerefunded @ 10/01/01) (AMBAC Insd)...........   6.250   10/01/19      1,806,585
  1,000   Florida St Tpk Auth Tpk Rev Ser A Rfdg (FGIC
          Insd)...........................................   5.250   07/01/22        940,610
  2,000   Halifax Hosp Med Cent FL Hosp Rev Ser A Rfdg
          (Prerefunded @ 10/01/01) (MBIA Insd)............   7.000   10/01/13      2,247,160
  4,670   Hernando Cnty, FL Sch Brd Ctfs Partn (FSA
          Insd)...........................................   6.500   07/01/12      5,087,078
  1,000   Hillsborough Cnty, FL Cap Impt Pgm Rev
          (Prerefunded @ 08/01/04) (FGIC Insd)............   6.625   08/01/12      1,134,930
  1,000   Hillsborough Cnty, FL Indl Dev Auth Pollutn Ctl
          Rev Tampa Elec Co Proj Ser 92 Rfdg..............   8.000   05/01/22      1,163,290
  2,000   Hollywood, FL Wtr & Swr Rev (Prerefunded @
          10/01/01) (FGIC Insd)...........................   6.875   10/01/21      2,240,420
  7,950   Jacksonville, FL Elec Auth Rev Bulk Pwr Supply
          Scherer (Prerefunded @ 10/01/00)................   6.750   10/01/16      8,717,493
  4,000   Jacksonville, FL Elec Auth Rev Saint John's
          River Issue 2 Ser 5 Rfdg........................   6.500   10/01/14      4,233,280
  3,350   Jacksonville, FL Excise Tax Rev Ser B (AMBAC
          Insd)...........................................   6.500   10/01/16      3,549,258
  1,665   Jacksonville, FL Gtd Entitlement Rev Ser A Rfdg
          (AMBAC Insd)....................................   5.500   10/01/12      1,675,689
  2,000   Jacksonville, FL Hosp Rev Univ Med Cent Inc Proj
          (Connie Lee Insd)...............................   6.500   02/01/11      2,164,000
  5,000   Kissimmee, FL Util Auth Elec Sys Rev Rfdg & Impt
          (Prerefunded @ 10/01/01) (FGIC Insd)............   6.500   10/01/17      5,526,000
  1,105   Lake City, FL Util Rev Ser A (Prerefunded @
          07/01/99) (MBIA Insd)...........................   6.875   07/01/16      1,197,477
  1,500   Lee Cnty, FL Hsg Fin Auth Single Family Mtg Rev
          Multi-Cnty Pgm Ser A (GNMA Collateralized)......   7.450   09/01/27      1,664,310
  1,000   Martin Cnty, FL Indl Dev Auth Indl Dev Rev
          Indiantown Cogeneration Proj A Rfdg.............   7.875   12/15/25      1,147,270
  4,000   Miami, FL Hlth Fac Auth Hlth Fac Rev Mercy Hosp
          Proj (Prerefunded @ 08/01/01) (AMBAC Insd)......   6.750   08/01/20      4,440,920
  5,000   Miramar, FL Wastewater Impt Assmt Rev (FGIC
          Insd)...........................................   6.750   10/01/25      5,572,800
  5,000   Orange Cnty, FL Hlth Fac Auth Rev (Inverse Fltg)
          (MBIA Insd) (b).................................   8.999   10/29/21      6,062,500
  2,000   Orange Cnty, FL Hlth Fac Auth Rev Hosp Adventist
          Hlth/Sunbelt Ser A (AMBAC Insd).................   6.875   11/15/15      2,202,780
  1,000   Orange Cnty, FL Hsg Fin Auth Multi-Family Rev
          Mtg Hands Inc Proj Ser A........................   8.000   10/01/25      1,013,410
  1,000   Orange Cnty, FL Hsg Fin Auth Single Family Mtg
          Rev (GNMA Collateralized).......................   6.550   10/01/21      1,037,280
  7,500   Palm Beach Cnty, FL Arpt Sys Rev Rfdg (MBIA
          Insd)...........................................   7.750   10/01/10      8,563,950
  3,250   Polk Cnty, FL Indl Dev Auth Indl Dev Rev IMC
          Fertilizer Inc Ser A............................   7.525   01/01/15      3,470,025
  3,500   Reedy Creek, FL Impt Dist FL Ser A..............   6.000   06/01/16      3,581,025


                                               See Notes to Financial Statements

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                     Coupon   Maturity   Market Value
--------------------------------------------------------------------------------------------
          FLORIDA (CONTINUED)
$ 5,000   Reedy Creek, FL Impt Dist FL Util Rev (AMBAC
          Insd)...........................................   7.250%  10/01/08   $  5,413,300
 14,000   Reedy Creek, FL Impt Dist FL Util Rev Ser 1991-1
          (Prerefunded @ 10/01/01) (MBIA Insd)............   6.500   10/01/16     15,357,860
  1,000   Saint Lucie Cnty, FL Sales Tax Rev (Prerefunded
          @ 10/01/02) (FGIC Insd).........................   6.500   10/01/22      1,116,870
  1,000   Santa Rosa Bay Bridge Auth FL Rev...............   6.250   07/01/28      1,001,910
  1,475   Sarasota Cnty, FL Hlth Fac Auth Rev Hlthcare
          Kobernick/Meadow Park (Prerefunded @
          07/01/02).......................................  10.000   07/01/22      1,863,205
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................   7.500   05/01/11      1,306,975
  1,250   Tarpon Springs, FL Hlth Fac Auth Hosp Rev Helen
          Ellis Mem Hosp Proj.............................   7.625   05/01/21      1,303,863
                                                                                ------------
                                                                                 150,413,662
                                                                                ------------
          PUERTO RICO  4.0%
  2,000   Centro De Recaudaciones De Ingresos Muni Ctfs
          Partn PR........................................   6.850   10/17/03      2,053,260
  2,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          W...............................................   5.500   07/01/15      1,991,840
  1,000   Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
          X Rfdg..........................................   5.500   07/01/19        960,800
  1,250   Puerto Rico Elec Pwr Auth Pwr Rev Ser T.........   6.375   07/01/24      1,321,937
                                                                                ------------
                                                                                   6,327,837
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.7%
  (Cost $143,132,147)(a).....................................................    156,741,499
OTHER ASSETS IN EXCESS OF LIABILITIES  1.3%..................................      2,107,912
                                                                                ------------
NET ASSETS  100.0%...........................................................   $158,849,411
                                                                                ============
*Zero coupon bond

(a) At February 28, 1997, cost for federal income tax purposes is $143,132,147;
    the aggregate gross unrealized appreciation is $13,774,298 and the aggregate gross unrealized depreciation is $164,946, resulting in net unrealized appreciation of $13,609,352.

(b) An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. The price of these securities may be more volatile than the price of a comparable fixed rate security. These instruments are typically used by the Trust to enhance the yield of the portfolio.


                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Long-Term Investments, at Market Value (Cost $143,132,147)
  (Note 1)..................................................    $156,741,499
Receivables:
  Interest..................................................       2,766,233
  Investments Sold..........................................          80,000
Other.......................................................           2,980
                                                                ------------
      Total Assets..........................................     159,590,712
                                                                ------------
LIABILITIES:
Payables:
  Custodian Bank............................................         368,847
  Income Distributions--Common and Preferred Shares.........         107,911
  Investment Advisory Fee (Note 2)..........................          85,354
  Administrative Fee (Note 2)...............................          24,387
  Affiliates (Note 2).......................................          19,131
Accrued Expenses............................................          78,139
Deferred Compensation and Retirement Plans (Note 2).........          57,532
                                                                ------------
      Total Liabilities.....................................         741,301
                                                                ------------
NET ASSETS..................................................    $158,849,411
                                                                ------------
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,000 issued with liquidation preference of
  $50,000 per share) (Note 5)...............................    $ 50,000,000
                                                                ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 6,482,074 shares issued and
  outstanding) (Note 3).....................................          64,821
Paid in Surplus (Note 3)....................................      95,922,919
Net Unrealized Appreciation on Investments..................      13,609,352
Accumulated Undistributed Net Investment Income.............         577,959
Accumulated Net Realized Loss on Investments................      (1,325,640)
                                                                ------------
      Net Assets Applicable to Common Shares................     108,849,411
                                                                ------------
NET ASSETS..................................................    $158,849,411
                                                                ------------
NET ASSET VALUE PER COMMON SHARE ($108,849,411 divided
  by 6,482,074 shares outstanding)..........................    $      16.79
                                                                ============

                                             See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

             For the Six Months Ended February 28, 1997 (Unaudited)
---------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................    $ 4,927,915
                                                                -----------
EXPENSES:
Investment Advisory Fee (Note 2)............................        548,615
Administrative Fee (Note 2).................................        156,747
Preferred Share Maintenance (Note 5)........................         68,870
Custody.....................................................         23,959
Trustees Fees and Expenses (Note 2).........................         13,176
Legal (Note 2)..............................................          9,061
Amortization of Organizational Expenses (Note 1)............            428
Other.......................................................         64,152
                                                                -----------
    Total Expenses..........................................        885,008
                                                                -----------
NET INVESTMENT INCOME.......................................    $ 4,042,907
                                                                ===========
REALIZED AND UNREALIZED GAIN/LOSS ON INVESTMENTS:
Net Realized Gain on Investments............................    $   108,902
                                                                -----------
Unrealized Appreciation/Depreciation on Investments:
  Beginning of the Period...................................     11,272,413
  End of the Period.........................................     13,609,352
                                                                -----------
Net Unrealized Appreciation on Investments During the
  Period....................................................      2,336,939
                                                                -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS.............    $ 2,445,841
                                                                ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................    $ 6,488,748
                                                                ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                   For the Six Months Ended February 28, 1997
                 and the Year Ended August 31, 1996 (Unaudited)
--------------------------------------------------------------------------------

                                                        Six Months Ended       Year Ended
                                                        February 28, 1997    August 31, 1996
--------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................       $  4,042,907       $  7,959,956
Net Realized Gain on Investments......................            108,902             56,881
Net Unrealized Appreciation/Depreciation on
  Investments During
  the Period..........................................          2,336,939           (584,044)
                                                               ----------         ----------
Change in Net Assets from Operations..................          6,488,748          7,432,793
                                                               ----------         ----------
Distributions from Net Investment Income:
  Common Shares.......................................         (3,397,196)        (6,776,256)
  Preferred Shares....................................           (840,088)        (1,796,477)
                                                               ----------         ----------
Total Distributions...................................         (4,237,284)        (8,572,733)
                                                               ----------         ----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...          2,251,464         (1,139,940)
FROM CAPITAL TRANSACTIONS (NOTE 3):
Value of Common Shares Issued Through Dividend
  Reinvestment........................................            287,783            226,109
                                                              -----------        -----------
TOTAL INCREASE/DECREASE IN NET ASSETS.................          2,539,247           (913,831)
NET ASSETS:
Beginning of the Period...............................        156,310,164        157,223,995
                                                              -----------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $577,959 and $772,336,
  respectively).......................................       $158,849,411       $156,310,164
                                                             ============       ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated. (Unaudited)
--------------------------------------------------------------------------------

                                                                                           September 27, 1991
                                     Six Months                                              (Commencement
                                       Ended               Year Ended August 31              of Investment
                                    February 28,   -------------------------------------     Operations) to
                                        1997        1996      1995      1994      1993      August 31, 1992
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
 Period (a)........................   $16.444      $16.621   $16.282   $17.392   $16.013           $14.786
                                    ---------      -------   -------   -------   -------           -------
 Net Investment Income.............      .625        1.232     1.266     1.275     1.346             1.049
 Net Realized and Unrealized
   Gain/Loss on Investments........      .378       (.081)      .497   (1.100)     1.309             1.116
                                    ---------      -------   -------   -------   -------             -----
Total from Investment Operations...     1.003        1.151     1.763      .175     2.655             2.165
                                    ---------      -------   -------   -------   -------             -----
Less:
 Distributions from Net Investment
   Income:
   Paid to Common Shareholders.....      .525        1.050     1.050     1.050     1.007              .743
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........      .130         .278      .293      .202      .185              .195
 Distributions from and in Excess
   of Net Realized Gain on
   Investments (Note 1):
   Paid to Common Shareholders.....       -0-          -0-      .068      .029      .068               -0-
   Common Share Equivalent of
     Distributions Paid to
     Preferred Shareholders........       -0-          -0-      .013      .004      .016               -0-
                                    ---------      -------   -------   -------   -------           -------
Total Distributions................      .655        1.328     1.424     1.285     1.276              .938
                                    ---------      -------   -------   -------   -------           -------
Net Asset Value, End of the
 Period............................   $16.792      $16.444   $16.621   $16.282   $17.392           $16.013
                                      -------      -------   -------   -------   -------           -------
Market Price Per Share at End of
 the Period........................   $16.875      $16.750   $15.625   $15.625   $17.125           $15.625
Total Investment Return at
 Market Price (b)..................     3.94%*      14.18%     7.58%    (2.62%)   17.05%             9.33%*
Total Return at Net Asset Value
 (c)...............................     5.37%*       5.30%     9.47%     (.23%)   15.91%            11.96%*
Net Assets at End of the Period
 (In millions).....................   $ 158.8      $ 156.3   $ 157.2   $ 155.0   $ 161.9           $ 152.9
Ratio of Expenses to Average Net
 Assets Applicable to Common
 Shares............................     1.64%        1.67%     1.72%     1.66%     1.63%             1.60%
Ratio of Expenses to Average Net
 Assets............................     1.12%        1.14%     1.16%     1.14%     1.11%             1.12%
Ratio of Net Investment Income to
 Average Net Assets Applicable to
 Common Shares (d).................     5.93%        5.70%     6.06%     6.33%     7.04%             6.24%
Portfolio Turnover.................        6%*          8%       17%       19%       13%               37%*

 * Non-Annualized

(a) Net Asset Value at September 27, 1991, is adjusted for common and preferred share offering costs of $.214 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.
                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Florida Quality Municipal Trust (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes and Florida State intangible taxes, consistent with preservation of capital. The Trust will invest in a portfolio consisting substantially of Florida municipal obligations rated investment grade at the time of investment, but may invest up to 20% of its assets in unrated securities which are believed to be of comparable quality to those rated investment grade. The Trust commenced investment operations on September 27, 1991.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At February 28, 1997, there were no when issued or delayed delivery purchase commitments.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization and initial registration in the amount of $30,000. These costs were amortized on a straight line basis over the 60 month period ended September 26, 1996.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1996, the Trust had an accumulated capital loss carryforward for tax purposes of $1,434,542 which will expire between August 31, 2003 and August 31, 2004.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of the Trust's Investment Advisory Agreement, Van Kampen American Capital Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                         February 28, 1997 (Unaudited)
--------------------------------------------------------------------------------

    For the six months ended February 28, 1997, the Trust recognized expenses of approximately $9,800 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

3. CAPITAL TRANSACTIONS
At February 28, 1997 and August 31, 1996, common share paid in surplus aggregated $95,922,919 and $95,635,308, respectively.

                                          SIX MONTHS ENDED      YEAR ENDED
                                          FEBRUARY 28, 1997   AUGUST 31, 1996
-----------------------------------------------------------------------------
Beginning Shares.........................         6,464,916         6,451,214
Shares Issued Through Dividend
  Reinvestment...........................            17,158            13,702
                                                  ---------         ---------
Ending Shares............................         6,482,074         6,464,916
                                                  ---------         ---------

4. INVESTMENT TRANSACTIONS
During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $12,897,844 and $9,196,771, respectively.

5. PREFERRED SHARES
The Trust has outstanding 1,000 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on February 28, 1997 was 3.425%. During the six months ended February 28, 1997, the rates ranged from 3.28% to 3.53%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests, and the APS are subject to mandatory redemption if the tests are not met.

                FUNDS DISTRIBUTED BY VAN KAMPEN AMERICAN CAPITAL

GLOBAL AND
INTERNATIONAL
   Global Equity Fund
   Global Government Securities Fund
   Global Managed Assets Fund
   Short-Term Global Income Fund
   Strategic Income Fund

EQUITY
Growth
   Aggressive Growth Fund
   Emerging Growth Fund
   Enterprise Fund
   Growth Fund
   Pace Fund
Growth & Income
   Comstock Fund
   Equity Income Fund
   Growth and Income Fund
   Harbor Fund
   Real Estate Securities Fund
   Utility Fund

FIXED INCOME
   Corporate Bond Fund
   Government Securities Fund
   High Income Corporate Bond Fund
   High Yield Fund
   Limited Maturity Government Fund
   Prime Rate Income Trust
   Reserve Fund
   U.S. Government Fund
   U.S. Government Trust for Income

TAX-FREE
   California Insured Tax Free Fund
   Florida Insured Tax Free Income Fund
   High Yield Municipal Fund
   Insured Tax Free Income Fund
   Intermediate Term Municipal Income Fund
   Municipal Income Fund
   New Jersey Tax Free Income Fund
   New York Tax Free Income Fund
   Pennsylvania Tax Free Income Fund
   Tax Free High Income Fund
   Tax Free Money Fund

MORGAN STANLEY FUND, INC.
   Aggressive Equity Fund
   American Value Fund
   Asian Growth Fund
   Emerging Markets Fund
   Global Equity Allocation Fund
   Global Fixed Income Fund
   High Yield Fund
   International Magnum Fund
   Latin American Fund
   Worldwide High Income Fund

   Ask your investment representative for a prospectus containing more complete information, including sales charges and expenses. Please read it carefully before you invest or send money. Or call us weekdays from 7:00 a.m. to 7:00 p.m. Central time at 1-800-341-2911 for Van Kampen American Capital funds, or 1-800-282-4404 for Morgan Stanley retail funds.

          VAN KAMPEN AMERICAN CAPITAL FLORIDA QUALITY MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
DENNIS J. MCDONNELL*--Chairman
THEODORE A. MYERS
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President

INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1997
    All rights reserved.

SM denotes a service mark of
   Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,798,309 shares voted for the proposal, 103,191 shares voted against, 99,859 shares abstained and 387,517 shares represented broker non-votes. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investments in other investment companies, 3,082,776 shares voted for the proposal, 135,620 shares voted against 177,383 shares abstained and 2,072,689 shares represented broker non-votes.